UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):	July 26, 2016

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Grimsby Drive, Hamburg, New York		14075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2016, Evans Bancorp, Inc. (“the Company”) issued a press release setting forth its results of operations and financial condition for the second quarter of 2016.  A copy of that press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2016, the Company revised the Evans Bancorp Inc., Executive Severance Plan, which provides certain executives (“Participants”), including Robert G. Miller, Jr. Executive Vice President of Evans Bank, President of The Evans Agency, and Secretary of Evans Bancorp, and John B. Connerton, Executive Vice President and Chief Financial Officer of Evans Bank and Treasurer of Evans Bancorp, with severance pay if their employment is involuntarily terminated without cause.  The severance pay equals the Participant’s base salary, determined as of the date of termination, for twelve (12) months, plus the Participant’s short term incentive amount at the target level pro-rated for the time during the year in which the Participant was actively employed by the Company.  In addition, for a twelve (12)-month period following the termination of employment, Evans will reimburse the Participant for outplacement services in an amount not to exceed $5,000.  The benefits will be reduced to the extent to avoid treatment as a "golden parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended.  Executives who receive such severance benefits will be subject to customary non-compete, non-solicitation, and confidentiality provisions for one year following their termination of employment and are required to sign a general release of all claims against the Company in order to receive the severance benefits.

The foregoing description of the Executive Severance Plan is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, of this Current Report, which is incorporated by reference into this Item 5.02

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 – Evans Bancorp, Inc. Executive Severance Plan

Exhibit 99.1 – Press Release of Evans Bancorp, Inc. dated July 28, 2016

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.  Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report.  Information available at the Company’s Internet address is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

July 29, 2016	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Evans Bancorp, Inc. Executive Severance Plan
99.1	Press Release of Evans Bancorp, Inc. dated July 28, 2016